Interest - Finance Income and Expenses (Details) - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2018	Jun. 30, 2017	Jun. 30, 2016
Interest income arising from financial assets:
Cash flow hedges - ineffective portion of changes in fair value	$ 0	$ 932	$ 1,515
Other interest income	199	157	74
Finance income	199	1,089	1,589
Interest on interest rate swaps	(379)	(262)	(189)
Financial liabilities measured at amortized cost - interest expense	(8,754)	(6,464)	(6,392)
Net foreign exchange loss	(3,227)	(634)	(2,021)
Effective interest on defined pension ESCT payments	(286)	0	0
Effective interest on expected earn out payments	(62)	(19)	(542)
Bank facilities fees	(1,921)	(1,984)	(2,130)
Financial liability at fair value through profit or loss - net change in fair value	0	0	(85)
Third-party debt guarantee fee	(423)	(706)	(2,999)
Others	(521)	(553)	(548)
Finance expense	(15,573)	(10,622)	(14,906)
Net finance costs	$ (15,374)	$ (9,533)	$ (13,317)